UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 13, 2022
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
                                                     ☐

Item 1.01        Entry into a Material Definitive Agreement

Second Amendment to Credit Agreement

On May 13, 2022, Delek Logistics Partners, LP (the “Partnership”) and substantially all of its subsidiaries (together with the Partnership, the “Borrowers”) entered into a Limited Consent and Second Amendment (the “Amendment”) to its Third Amended and Restated Credit Agreement with Fifth Third Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the Lenders party thereto, which modifies the Third Amended and Restated Credit Agreement, dated as of September 28, 2018 (as amended from time to time, the “Credit Agreement”), by and among the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers from time to time party thereto.

The Amendment, among other things, (i) provides for the transition from a LIBOR benchmark to a term secured overnight financing rate benchmark (“Term SOFR”) with a credit spread adjustment of 10 and 25 basis points for 1-month and 3-month Term SOFR loans, respectively, and (ii) provides consent and certain flexibility with respect to calculation of the financial covenants included in Section 6.20 of the Credit Agreement in the event that high-yield notes are issued in advance of closing of the Borrowers’ previously announced acquisition of the equity interests of 3 Bear Delaware Holding - NM, LLC, with respect to the period between the issuance of such high-yield notes and the closing of the acquisition.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2022	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)